UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09781

PFS Funds
(Exact name of registrant as specified in charter)

1939 Friendship Drive, Suite C, El Cajon, CA 92020
(Address of principal executive offices) (Zip code)

CT Corporation System
155 Federal St., Suite 700, Boston, MA 02110
(Name and address of agent for service)

Registrant's telephone number, including area code: (619) 588-9700

Date of fiscal year end: March 31

Date of reporting period: March 31, 2026

Item 1. Reports to Stockholders.

Wireless Fund

TICKER: WIREX

Annual Shareholder Report

March 31, 2026

This annual shareholder report contains information about the Wireless Fund for the period of April 1, 2025 to March 31, 2026. You can find additional information about the Fund at https://www.wirexfund.com/literature. You can also request this information by contacting us at 1-800-590-0898.

What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment
Wireless Fund	$229	1.95%
Management's Discussion of Fund Performance

For the twelve-month period ended March 31, 2026, the Wireless Fund (the "Fund") was up 34.74%. For comparative purposes, the Standard & Poor's 500® Index was up 17.80% and the NASDAQ Composite Index gained 25.60%, for the same period.

During the fiscal year ended March 31, 2026, the markets had strong performance up through December 2025 with a pullback in the first quarter of 2026. The NASDAQ Composite Index gave up 6.96% in the first quarter of 2026, and the Wireless Fund was down 7.26% during the same period.

NVIDIA Corporation (Nasdaq: NVDA), Alphabet Inc. – Class A (Nasdaq: GOOGL) and Apple Inc. (Nasdaq: AAPL) were the Fund's largest holdings at 20.23%, 12.64% and 7.57%, respectively, of the Fund's net assets as of March 31, 2026. NVIDIA Corporation was up approximately 70%, Alphabet Inc. was up approximately 86% and Apple Inc. gained approximately 15% during the fiscal year ended March 31, 2026. "Semiconductors & Related Devices" represented the largest percentage of the Fund's net assets at 35.78% as of March 31, 2026. "Services - Computer Programming, Data Processing, Etc." represented the second largest percentage of the Fund's net assets at 19.27% as of March 31, 2026.

How did the Fund perform since Inception?

The Fund's past performance is not a good predictor of the Fund's future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Average Annual Total Returns
	1 Year	5 Year	10 Years
Wireless Fund	34.74%	15.05%	17.84%
S&P 500 Index	17.80%	12.06%	14.16%
NASDAQ Composite Index	25.60%	11.08%	17.10%
Fund Statistics
Net Assets ($)	$10,810,492
Number of Portfolio Holdings	20
Portfolio Turnover Rate (%)	9%
Total Advisory Fees Paid ($)	$211,634

1

What did the Fund invest in?
Top Ten Holdings (% of net assets)

NVIDIA Corporation	20.23%
Alphabet Inc. - Class A	12.64%
Apple Inc.	7.57%
Microsoft Corporation	7.33%
Broadcom Inc.	4.87%
KLA Corporation	4.86%
Applied Materials, Inc.	4.79%
Oracle Corporation	4.23%
Meta Platforms, Inc. - Class A	4.13%
Lam Research Corporation	3.95%
Sectors (% of net assets)

(A)	Net Cash represents cash equivalents and liabilities in excess of other assets.

Availability of Additional Information about the Fund

For additional information about the Fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy information, please visit https://www.wirexfund.com/literature.

Important Notice Regarding Delivery of Shareholder Documents

In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send you only one copy of these materials for as long as you remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-590-0898 and we will begin sending you separate copies of these materials within 30 days after we receive your request.

2

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that John W. Czechowicz is an audit committee financial expert. Mr. Czechowicz is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 3/31/2026	FYE 3/31/2025
Audit Fees	$14,050	$14,050
Audit-Related Fees	$0	$0
Tax Fees	$3,500	$3,500
All Other Fees	$750	$750

Nature of Tax Fees: includes fees for services performed with respect to tax compliance.
All Other Fees: Review of Semi-Annual Financials and Form N-CSR.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted preapproval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant, the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees		FYE 3/31/2026	FYE 3/31/2025
Registrant		$4,250	$4,250
Registrant’s Investment Adviser		$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Investments.

Wireless Fund
	Schedule of Investments
	March 31, 2026
Shares		Fair Value	% of Net Assets

COMMON STOCKS

Computer Communications Equipment
2,725	Cisco Systems, Inc.	$ 211,433	1.96%

Electronic Computers
3,225	Apple Inc.	818,473	7.57%

Optical Instruments & Lenses
357	KLA Corporation	525,650	4.86%

Radio & TV Broadcasting & Communications Equipment
955	Motorola Solutions, Inc.	414,441
3,010	QUALCOMM Incorporated	387,628
11,540	Telefonaktiebolaget LM Ericsson - ADR	130,056
		932,125	8.62%

Radio Telephone Communications
1,550	T-Mobile US, Inc.	325,547	3.01%

Semiconductors & Related Devices
1,880	Advanced Micro Devices, Inc. *	382,448
1,515	Applied Materials, Inc.	517,812
1,702	Broadcom Inc.	526,786
12,540	NVIDIA Corporation	2,186,976
750	Taiwan Semiconductor Manufacturing Company Ltd. - ADR	253,462
		3,867,484	35.78%

Services - Business Services, NEC
3,870	PayPal Holdings, Inc.	175,040	1.62%

Services - Computer Programming, Data Processing, Etc.
4,750	Alphabet Inc. - Class A	1,365,910
680	AppLovin Corporation - Class A *	270,640
780	Meta Platforms, Inc. - Class A	446,261
		2,082,811	19.27%

Services - Prepackaged Software
2,140	Microsoft Corporation	792,164
3,105	Oracle Corporation	456,777
		1,248,941	11.55%

Special Industry Machinery, NEC
2,000	Lam Research Corporation	427,320	3.95%

Total Common Stocks (Cost $3,593,744)		10,614,824	98.19%

Money Market Funds
231,747	Goldman Sachs Financial Square Government Fund
	Institutional - Class 3.53% **	231,747	2.14%
	(Cost - $231,747)

	Total Investments	10,846,571	100.33%
	(Cost - $3,825,491)

	Liabilities in Excess of Other Assets	(36,079)	-0.33%

	Net Assets	$ 10,810,492	100.00%

ADR - American Depositary Receipt.
* Non-Income producing securities.
** The rate shown was the 7-day yield at March 31, 2026.
The accompanying notes are an integral part of the financial statements.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Wireless Fund

Statement of Assets and Liabilities
March 31, 2026

Assets:
Investments at Fair Value	$ 10,846,571
(Cost - $3,825,491)
Receivables:
Dividends	2,535
Fund Shares Sold	130
Total Assets	10,849,236
Liabilities:
Payables:
Fund Shares Redeemed	20,199
Management Fees	18,545
Total Liabilities	38,744
Net Assets	$ 10,810,492
Net Assets Consist of:
Paid In Capital	$ 3,369,239
Total Distributable Earnings (Accumulated Deficit)	7,441,253
Net Assets, for 497,454 Shares Outstanding	$ 10,810,492
(Unlimited number of shares authorized without par value)
Net Asset Value and Offering Price
Per Share ($10,810,492/497,454 shares)	$ 21.73
Minimum Redemption Price Per Share * ($21.73x0.98)	$ 21.30

Statement of Operations
For the fiscal year ended March 31, 2026

Investment Income:
Dividends (Net of foreign withholding tax of $775)	$ 70,911
Total Investment Income	70,911
Expenses:
Management Fees	211,634
Total Expenses	211,634

Net Investment Income (Loss)	(140,723)

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Investments	560,442
Net Change in Unrealized Appreciation (Depreciation) on Investments	2,482,042
Net Realized and Unrealized Gain (Loss) on Investments	3,042,484

Net Increase (Decrease) in Net Assets from Operations	$ 2,901,761

* Reflects a 2% redemption fee if shares are redeemed within 90 days of purchase.
The accompanying notes are an integral part of these financial statements.

Wireless Fund

Statements of Changes in Net Assets
	4/1/2025	4/1/2024
	to	to
	3/31/2026	3/31/2025
From Operations:
Net Investment Income (Loss)	$ (140,723)	$ (111,342)
Net Realized Gain (Loss) on Investments	560,442	478,421
Net Change in Unrealized Appreciation (Depreciation)	2,482,042	(181,905)
Increase (Decrease) in Net Assets from Operations	2,901,761	185,174

From Distributions to Shareholders:	(397,226)	(192,366)

From Capital Share Transactions:
Proceeds From Sale of Shares	928,576	2,128,568
Proceeds From Redemption Fees (Note 2)	7,805	4,981
Shares Issued on Reinvestment of Dividends	394,216	190,300
Cost of Shares Redeemed	(1,401,712)	(1,992,292)
Net Increase (Decrease) from Shareholder Activity	(71,115)	331,557

Net Increase (Decrease) in Net Assets	2,433,420	324,365

Net Assets at Beginning of Year	8,377,072	8,052,707
Net Assets at End of Year	$ 10,810,492	$ 8,377,072

Share Transactions:
Issued	45,770	114,108
Reinvested	17,560	9,984
Redeemed	(67,363)	(107,247)
Net Increase (Decrease) in Shares	(4,033)	16,845
Shares Outstanding, Beginning of Year	501,487	484,642
Shares Outstanding, End of Year	497,454	501,487

The accompanying notes are an integral part of these financial statements.

Wireless Fund

Financial Highlights
Selected data for a share outstanding	4/1/2025	4/1/2024	4/1/2023		4/1/2022		4/1/2021
throughout the year:	to	to	to		to		to
	3/31/2026	3/31/2025	3/31/2024		3/31/2023		3/31/2022
Net Asset Value -
Beginning of Year	$ 16.70	$ 16.62	$ 10.87		$ 13.07		$ 14.27
Net Investment Income (Loss) (a)	(0.28)	(0.22)	(0.15)		(0.10)		(0.20)
Net Realized and Unrealized Gain (Loss)
on Investments (b)	6.09	0.66	5.96		(1.49)		1.44
Total from Investment Operations	5.81	0.44	5.81		(1.59)		1.24
Proceeds from Redemption Fees	0.02	0.01	-	*	-	*	-	*

Distributions (From Net Investment Income)	-	-	-		-		-
Distributions (From Realized Capital Gains)	(0.80)	(0.37)	(0.06)		(0.61)		(2.44)
Total Distributions	(0.80)	(0.37)	(0.06)		(0.61)		(2.44)
Net Asset Value -
End of Year	$ 21.73	$ 16.70	$ 16.62		$ 10.87		$ 13.07

Total Return (c)	34.74%	2.45%	53.58%		(11.25)%		7.13%
Ratios/Supplemental Data
Net Assets - End of Year (Thousands)	$ 10,810	$ 8,377	$ 8,053		$ 5,356		$ 6,444

Ratio of Expenses to Average Net Assets	1.95%	1.95%	1.95%		1.95%		1.95%
Ratio of Net Investment Income (Loss) to
Average Net Assets	-1.30%	-1.17%	-1.12%		-0.92%		-1.34%
Portfolio Turnover Rate	9.15%	18.13%	6.79%		12.40%		74.51%

* Less than +/- $0.005 per share.
(a) Per Share amounts calculated using Average Shares Outstanding method.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(c) Total returns represent the rate that the investor would have earned or lost on an investment in the
Fund assuming reinvestment. Total return calculation does not reflect redemption fee.
The accompanying notes are an integral part of these financial statements.

NOTES TO THE FINANCIAL STATEMENTS
WIRELESS FUND
March 31, 2026

1.) ORGANIZATION
Wireless Fund (the “Fund”) is a non-diversified series of the PFS Funds (the “Trust”), an open-end investment company under the Investment Company Act of 1940 (the “1940 Act”), as amended. Prior to March 5, 2010, the Trust was named Wireless Fund. The Trust was organized in Massachusetts as a business trust on January 13, 2000, and may offer shares of beneficial interest in a number of separate series; each series representing a distinct fund with its own investment objectives and policies. The Fund, under normal market conditions, invests at least 80% of its assets in the securities of companies engaged in the development, production, or distribution of wireless related products or services. As of March 31, 2026, there were eleven series operating in the Trust. The Fund’s primary investment objective is to seek long-term growth of capital.

2.) SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

The Fund follows the significant accounting policies described in this section.

SEGMENT REPORTING
The Fund is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of the Fund is used by the investment manager to make investment decisions, and the results of the operations, as shown in the statements of operations and the financial highlights for the Fund is the information utilized for its day-to-day management. The Fund is party to the expense agreements as disclosed in the notes to the financial statements and resources are not allocated based on performance measurements. Due to the significance of oversight and their role, the Chief Investment Officer at the Adviser is deemed to be the Chief Operating Decision Maker.

SECURITY VALUATION
All investments in securities are recorded at their estimated fair value, as described in Note 3.

SHARE VALUATION
The net asset value per share (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase. During the fiscal year ended March 31, 2026, proceeds from redemption fees were $7,805.

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Fund may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

FEDERAL INCOME TAXES
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended March 31, 2026, the Fund did not incur any interest or penalties.

In December 2023, the FASB issued Accounting Standards Update 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures, which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. As a result of the Fund's continued compliance with the IRC requirements of regulated investment companies and the Fund's limited exposure to foreign withholding taxes on dividends received, management has determined that there is no material impact of the ASU on the Fund's financial statements.

USE OF ESTIMATES
The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER
The Fund records security transactions based on trade date. Dividend income is recognized on the ex-dividend date, and interest income, if any, is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund may invest in real estate investment trusts (“REITs”) that pay distributions to their shareholders based on available funds from operations. It is common for these distributions to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such distribution to be designated as return of capital. Distributions received from REITs are generally recorded as dividend income and, if necessary, are reclassified annually in accordance with tax information provided by the underlying REITs.

EXPENSES
Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis.

3.) SECURITIES VALUATIONS
The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices in active markets included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

VALUATION OF FUND ASSETS
A description of the valuation techniques applied to the Fund’s major categories of assets measured at fair value on a recurring basis follows.

Equity securities (common stocks, including ADRs). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Valuation Designee believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security, and if an equity security is valued by the pricing service at its last bid price, it is generally categorized as a level 2 security. When market quotations are not readily available, when the Valuation Designee determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Valuation Committee, which includes the Valuation Designee, subject to review of the Board and are categorized in level 2 or level 3, when appropriate.

Money market funds. Shares of money market funds are valued at net asset value provided by the fund and are classified in level 1 of the fair value hierarchy.

In accordance with the Trust’s good faith pricing guidelines, the Valuation Designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard procedure for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Valuation Designee would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. The Board maintains responsibilities for the fair value determinations under Rule 2a-5 under the 1940 Act and oversees the Valuation Designee.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of March 31, 2026:

Valuation Input of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$ 10,614,824	$ -	$ -	$ 10,614,824
Money Market Funds	231,747	-	-	231,747
Total	$ 10,846,571	$ -	$ -	$ 10,846,571

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. The Fund did not hold any level 3 assets during the fiscal year ended March 31, 2026.

The Fund did not invest in any derivative instruments during the fiscal year ended March 31, 2026.

4.) INVESTMENT ADVISORY AGREEMENT
Value Trend Capital Management, LP (the “Adviser”), manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Trustees. Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Fund. The Adviser also pays the salaries and fees of all officers and trustees of the Trust who are also officers, partners, or employees of the Adviser. The Adviser pays all operating expenses of the Fund, with the exception of taxes, borrowing expenses (such as (a) interest and (b) dividend expenses on securities sold short), brokerage commissions and extraordinary expenses and any indirect expenses, such as expenses incurred by other investment companies in which the Fund invests. For its services, the Adviser receives a fee of 1.95% per year of the average daily net assets of the Fund. As a result of the above calculation, for the fiscal year ended March 31, 2026, the Adviser received management fees totaling $211,634. At March 31, 2026, the Fund owed $18,545 to the Adviser.

5.) RELATED PARTY TRANSACTIONS
Certain officers and a Trustee of the Trust are also officers of Premier Fund Solutions (the “Administrator”). Additionally, a control person of the Adviser serves as a trustee and officer of the Trust. These individuals receive benefits from the Adviser resulting from management fees paid to the Adviser of the Fund.

For the fiscal year ended March 31, 2026, the Trustees who are not interested persons of the Fund, each received $2,000, for a total of $6,000, plus travel and related expenses from the Adviser of the Fund. Under the Management Agreement, the Adviser pays these fees.

6.) PURCHASES AND SALES OF SECURITIES
For the fiscal year ended March 31, 2026, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $970,541 and $1,635,758, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

7.) TAX MATTERS
For federal income tax purposes, the cost of investments owned at March 31, 2026, was $3,825,491. At March 31, 2026, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) on a tax basis was as follows:

Appreciation	(Depreciation)		Net Appreciation (Depreciation)
$7,256,101	($235,021)		$7,021,080

The tax character of distributions was as follows:

	Year ended		Year ended
	March 31, 2026		March 31, 2025
Ordinary Income	$ -		$ -
Long-Term Capital Gains	397,225		192,366
	$ 397,225		$ 192,366

As of March 31, 2026, the components of distributable earnings (accumulated deficit) on a tax basis were as follows:

Other Accumulated Losses		$ (86,100)
Undistributed Long-Term Capital Gains		506,273
Unrealized Appreciation on Investments – Net		7,021,080
		$ 7,441,253

As of March 31, 2026, there was no difference between book basis and tax basis unrealized appreciation. As of March 31, 2026, the Fund deferred late year ordinary losses of $38,265 and post October Losses of $47,835, which is included in other accumulated losses. As of the fiscal year ended March 31, 2026, the following adjustment was recorded and was primarily related to the reclassification of net operating loss and the use of equalization for tax purposes:

Paid in Capital	($64,787)
Total Distributable Earnings	$64,787

8.) CONCENTRATION OF SECTOR RISK
If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio will be adversely affected. As of March 31, 2026, the Fund had 35.78% of the value of its net assets invested in stocks within the Semiconductors & Related Devices Sector.

9.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of March 31, 2026, Charles Schwab & Co., Inc., held, for the benefit of its customers, in the aggregate, 45.58% of Fund shares. The Trust does not know whether any underlying accounts of Charles Schwab & Co., Inc. owned or controlled 25% or more of the voting securities of the Fund.

10.) SUBSEQUENT EVENTS
Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment to or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Wireless Fund and
Board of Trustees of PFS Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Wireless Fund (the “Fund”), a series of PFS Funds, as of March 31, 2026, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2026, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2004.

/s/ Cohen & Company, Ltd.
COHEN & COMPANY, LTD.
Greenwood Village, Colorado
May 26, 2026

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

None.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

See Item 7. The registrant paid the Chief Compliance Officer $0 for the fiscal year ended March 31, 2026.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

On March 5, 2026 the Board of Trustees (the “Board” or “Trustees”) for the Wireless Fund met to consider the renewal of the Management Agreement (the “Management Agreement”). In approving the Management Agreement, the Board considered and evaluated the following factors: (i) the nature, extent and quality of the services provided by the Wireless Fund’s investment adviser, Value Trend Capital Management, L.P. (“Value Trend”) to the Wireless Fund; (ii) the investment performance of the Wireless Fund; (iii) the cost of the services to be provided and the profits to be realized by Value Trend and its affiliates from the relationship with the Wireless Fund; (iv) the extent to which economies of scale will be realized as the Wireless Fund grows and whether the fee levels reflect these economies of scale to the benefit of shareholders; and (v) Value Trend’s practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished throughout the year at regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process, including information presented at the Meeting. The Board requested and was provided with information and reports relevant to the annual renewal of the Management Agreement, including: (i) information regarding the services and support provided to the Wireless Fund and its shareholders by Value Trend; (ii) assessments of the investment performance of the Wireless Fund by Value Trend; (iii) commentary on the reasons for the performance; (iv) presentations addressing Value Trend’s investment philosophy, investment strategy, personnel and operations; (v) compliance and audit reports concerning the Wireless Fund and Value Trend; (vi) disclosure information contained in the registration statement of the Wireless Fund and the Form ADV of Value Trend; and (vii) a memorandum from Counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Management Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision. The Board also requested and received various informational materials including, without limitation: (i) documents containing information about Value Trend, including financial information, a description of personnel and the services provided to the Wireless Fund, information on investment advice, performance, summaries of Wireless Fund expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Wireless Fund; and (iii) benefits to be realized by Value Trend from its relationship with the Wireless Fund. The Board did not identify any particular information that was most relevant to its consideration to approve the Management Agreement and each Trustee may have afforded different weight to the various factors.

1. Nature, Extent and Quality of the Services Provided by Value Trend
In considering the nature, extent, and quality of the services provided by Value Trend, the Trustees reviewed the responsibilities of Value Trend under the Management Agreement. The Trustees reviewed the services being provided by Value Trend to the Wireless Fund including, without limitation: the quality of its investment advisory services (including research and recommendations with respect to portfolio securities); its process for formulating investment recommendations and assuring compliance with the Wireless Fund’s investment objective, strategies, and limitations, as well as for ensuring compliance with regulatory requirements; its coordination of services for the Wireless Fund among the service providers and the Independent Trustees; its efforts to promote the Wireless Fund and grow its assets; and its provision of a Chief Compliance Officer to the Wireless Fund. The Trustees noted Value Trend’s commitment to retain qualified personnel and its commitment to maintain its resources and systems; the commitment of Value Trend to finding alternatives and options that allow the Wireless Fund to maintain its goals; and Value Trend’s continued cooperation with the Independent Trustees and Counsel for the Wireless Fund. The Trustees evaluated Value Trend’s personnel, including the education and experience of its personnel. After reviewing the foregoing information and further information in the materials provided by Value Trend (including Value Trend’s Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by Value Trend were satisfactory and adequate for the Wireless Fund.

2. Investment Performance of the Wireless Fund and Value Trend
In considering the investment performance of the Wireless Fund, the Trustees compared the short and long-term performance of the Wireless Fund with the performance of funds with similar objectives managed by other investment advisers, as well as with aggregated peer group data and category averages. It was noted that information on the Wireless Fund’s Morningstar category, the U.S. Fund Technology category (“Technology Category”), as well as the U.S. Fund Communications category (“Communications Category”), were both included for comparative purposes. The Trustees noted that Value Trend did not manage any other clients with objectives and strategies like the Wireless Fund. As to the performance of the Wireless Fund, the Trustees considered how the Wireless Fund’s performance compared to the average performance of funds included in the Technology and Communications Categories and to a group of funds of similar size derived from the Technology and Communications Categories with assets up to $35 million, excluding index funds (the "Peer Group"). The Trustees noted that the Wireless Fund outperformed both the Technology and Communications Categories for the 1-, 3-, 5- and 10-year periods ended December 31, 2025. The Trustees also compared the Wireless Fund’s performance to the Wireless Fund’s benchmark, the NASDAQ Composite Index, noting that the Wireless Fund outperformed the NASDAQ Composite Index for the 1-, 3-, 5- and 10-year periods ended December 31, 2025. After discussing the investment performance of the Wireless Fund further, as well as reflecting on Value Trend’s experience managing and providing services to the Wireless Fund, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Wireless Fund was satisfactory.

3. Costs of the Services to be provided and profits to be realized by Value Trend
In considering the costs of the services to be provided and profits to be realized by Value Trend from the relationship with the Wireless Fund, the Trustees considered: (1) Value Trend’s financial condition and the level of commitment to the Wireless Fund by Value Trend; (2) the asset level of the Wireless Fund; (3) the overall expenses of the Wireless Fund; and (4) the nature and frequency of advisory fee payments. The Trustees reviewed information provided by Value Trend regarding its profits associated with managing the Wireless Fund, noting that Value Trend realized a small profit with respect to the services it provided to the Wireless Fund. The Trustees also considered potential benefits for Value Trend in managing the Wireless Fund. The Trustees then compared the fees and expenses of the Wireless Fund (including the management fee) to the Peer Group and the combined Morningstar Technology and Communications Categories. The Trustees reviewed the fees under the Management Agreement compared to the Peer Group, noting that the management fee of 1.95% was the highest management fee in the Peer Group and in the combined Technology and Communications Categories. They also noted that the Wireless Fund’s expense ratio was higher than the average and median expense ratios for the Peer Group and combined Technology and Communications Categories. The Trustees discussed the size of the Wireless Fund and how it compared to average size of funds in the Peer Group and the combined Technology and Communications Categories. The Trustees noted that although the management fee is high relative to the Peer Group and Category averages, the Wireless Fund’s expense ratio was within the range of expense ratios of the Peer Group and the combined Technology and Communications category. They also recognized that Value Trend is responsible under the Management Agreement for paying most of the operating expenses of the Wireless Fund. Based on the foregoing, the Board concluded that the fees to be paid to Value Trend by the Wireless Fund and the profits to be realized by Value Trend, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Value Trend.

4. Economies of Scale
The Trustees next considered the impact of economies of scale on the Wireless Fund’s size and whether management fee levels reflect those economies of scale for the benefit of the Wireless Fund’s investors. The Trustees considered that while the management fee remained the same at all asset levels, the Wireless Fund’s shareholders had experienced benefits from the fact that Value Trend was obligated to pay most of the Wireless Fund’s operating expenses, which had the effect of limiting the overall expense ratio of the Wireless Fund. In light of its ongoing consideration of the Wireless Fund’s asset levels, expectations for growth in the Wireless Fund, Value Trend’s commitment to consider adding fee breakpoints as the Fund grows, and fee levels, the Board determined that the Wireless Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Value Trend.

5. Value Trend’s Practices Regarding Possible Conflicts of Interest and Benefits to Value Trend
In considering Value Trend’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Wireless Fund; the basis of decisions to buy or sell securities for the Wireless Fund; and the substance and administration of Value Trend’s code of ethics. The Trustees also considered disclosure in the registration statement of the Wireless Fund related to Value Trend’s potential conflicts of interest. The Board noted that Value Trend does not use “soft dollars,” and further noted that although an affiliate of Value Trend provides administrative services to the Wireless Fund, as well as the other series portfolios of the Trust, and that the principals of Value Trend derived benefits from that relationship with the Trust – the Trustees concluded that the principals of Value Trend had demonstrated a history of openness and complete disclosure regarding this relationship. Based on the foregoing, the Board determined that Value Trend’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.

Next, the Independent Trustees met in executive session to discuss the continuation of the Management Agreement. The officers of the Trust and certain other attendees were excused during this discussion.

After further review and discussion, it was the determination of the Board that the best interests of the Wireless Fund’s shareholders were served by the renewal of the Management Agreement.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 16. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PFS Funds

By: /s/ James Craft
James Craft
President

Date: 5/28/2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ James Craft
James Craft
President (Principal Executive Officer)

Date: 5/28/2026

By: /s/ Jeffrey R. Provence
Jeffrey R. Provence
Chief Financial Officer (Principal Financial Officer)

Date: 5/28/2026